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                                                                    Exhibit 99.6

                AMENDMENT NUMBER 1 TO LOAN AND SECURITY AGREEMENT

          THIS AMENDMENT NUMBER 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of August ___, 2002, by and among, on the one hand FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender") and, on the other hand MIKOHN GAMING CORPORATION, a Nevada corporation ("Borrower"), and the other Obligors identified on the signature pages hereof.

                               W I T N E S S E T H

          WHEREAS, Borrower, the other Obligors and Lender are parties to that certain Loan and Security Agreement, dated as of February 14, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

          WHEREAS, Borrower has requested that the Loan Agreement be amended to reflect Borrower's operations since the Closing Date; and

          WHEREAS, subject to the satisfaction of the conditions set forth herein, Lender is willing to so consent to the amendment of the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.  AMENDMENTS TO LOAN AGREEMENT.

    (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

          "Consolidated EBITDA" means, with respect to any Person, for any period, the Consolidated Net Income of such Person for such period adjusted to add thereto (to the extent deducted from net revenues in determining Consolidated Net Income), without duplication, the sum of

               (1)  Consolidated income tax expense;

               (2)  Consolidated depreciation and amortization expense;

               (3)  Consolidated Interest Expense;

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               (4) all other non-cash charges attributable to the grant,
exercise or repurchase of options for or shares of Qualified Capital Stock to or from employees of such Person and its Consolidated Subsidiaries;

               (5) with respect to Borrower, all other non-cash restructuring charges, as demonstrated to Lender's satisfaction, of no greater than $10,500,000, taken during the three consecutive fiscal quarters of Borrower ending March 31, 2003; and

               (6) with respect to Borrower, all other non-cash charges attributable to the write-off of intangible assets, as demonstrated to Lender's satisfaction, of no greater than $3,500,000, taken during the three consecutive fiscal quarters of Borrower ending March 31, 2003; less the amount of all cash payments made by such Person or any of its Subsidiaries during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated EBITDA for such period or any prior period, provided, that consolidated income tax expense and depreciation and amortization of a Subsidiary that is less than a Wholly Owned Subsidiary shall only be added to the extent of the equity interest of Borrower in such Subsidiary.

          "Maximum Revolving Loan B Amount" means $10,000,000 less the Revolving Loan B Reserve.

          "Revolving Loan B Reserve" means $5,000,000; provided, however, that so long as no Event of Default has occurred and is continuing, the Revolving Loan B Reserve shall be zero, effective from the first day of the calendar month immediately following Lender's receipt of a Compliance Certificate which demonstrates Consolidated EBITDA of Obligors for the immediately preceding three consecutive fiscal quarters of no less than $20,000,000 on an annualized basis (provided that such Compliance Certificate is received by Lender no later than 11:00 a.m., California time, at least 1 Business Day prior to the first day of such calendar month) until the date on which Lender receives a Compliance Certificate which fails to demonstrate Consolidated EBITDA of Obligors for the immediately preceding three consecutive fiscal quarters of no less than $20,000,000 on an annualized basis. The failure to deliver any Compliance Certificate by the date required hereunder (after giving effect to any applicable grace period) shall automatically cause the Revolving Loan B Reserve to be $5,000,000, effective immediately.

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          (b) Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (i) Minimum Consolidated EBITDA. Consolidated EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

                   Applicable Amount        Applicable Period

                      $14,391,000           For the 12 month period ending
                                            September 30, 2002

                      $14,669,000           For the 12 month period ending
                                            December 31, 2002

                      $14,724,000           For the 12 month period ending
                                            March 31, 2003

                      $17,496,000           For the 12 month period ending
                                            June 30, 2003

                      $20,000,000           For the 12 month period ending
                                            September 30, 2003

                      $20,000,000           For the 12 month period ending on
                                            the last day of each fiscal quarter
                                            thereafter

3.   LIMITED ONE-TIME WAIVER.


     (a) Pursuant to Section 7.20(a)(i) of the Loan Agreement, Obligors have failed to maintain minimum Consolidated EBITDA of no less than $20,000,000 for the 12 month period ending on June 30, 2002.

     (b) Lender waives any Event of Default arising from Obligors' failure to maintain minimum Consolidated EBITDA of no less than $20,000,000 for the period described in Section 3(a) hereof.

     (c) This Amendment does not constitute a waiver of any other provision of the Loan Documents or of the provision of the Loan Agreement referenced in
Section 3(a) hereof in any other instance.

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4.  REAFFIRMATION AND CONSENT. Each Guarantor hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by this Amendment; (c) acknowledges and reaffirms its obligations owing to Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Lender has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

5. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

    (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

    (b)  Borrower shall have paid Lender an amendment fee of $75,000;

    (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

    (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or Lender.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEVADA.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or

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other Loan Documents, the terms and provisions of this Amendment shall control.
This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.  MISCELLANEOUS.

    (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

    (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature pages follow.]

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                   MIKOHN GAMING CORPORATION,
                                   a Nevada corporation, as Borrower

                                   By:     _______________________________
                                   Title:  _______________________________



                                   CASINO EXCITEMENT, INC.,
                                   a Nevada corporation, as a Guarantor


                                   By:     _______________________________
                                   Title:  _______________________________



                                   GAMES OF NEVADA, INC.,
                                   a Nevada corporation, as a Guarantor


                                   By:     _______________________________
                                   Title:  _______________________________



                                   MGC, INC.,
                                   a Nevada corporation, as a Guarantor


                                   By:     _______________________________
                                   Title:  _______________________________



                                   MIKOHN INTERNATIONAL, INC.,
                                   a Nevada corporation, as a Guarantor


                                   By:     _______________________________
                                   Title:  _______________________________

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                                   MIKOHN NEVADA,
                                   a Nevada corporation, as a Guarantor


                                   By:      _______________________________
                                   Title:   _______________________________



                                   PROGRESSIVE GAMES, INC.,
                                   a Delaware corporation, as a Guarantor


                                   By:      _______________________________
                                   Title:   _______________________________



                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation, as Lender


                                   By:      _______________________________
                                   Title:   _______________________________

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